UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 27, 2006

MARKWEST HYDROCARBON, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14841	84-1352233
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1515 Arapahoe Street, Tower 2, Suite 700, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-925-9200

155 Inverness Drive West, Suite 200, Englewood, CO 80112-5000
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events

On July 27, 2006, MarkWest Hydrocarbon, Inc., (“MarkWest”), issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $0.24 per share of its common stock. MarkWest’s Board has declared that the dividend is to be paid on August 21, 2006, to the stockholders of record as of the close of business on August 14, 2006. The ex-dividend date is August 10, 2006.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.      Financial Statement and Exhibits

(d)   Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release dated July 27, 2006, announcing second quarter dividend

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST HYDROCARBON, INC.
(Registrant)

Date: July 28, 2006	By:	/s/ JAMES G. IVEY
James G. Ivey Chief Financial Officer

Exhibit Index

99.1                                                                                                                        Press release dated July 27, 2006, announcing second quarter dividend